EXHIBIT 10.1



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                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                         FASTFUNDS FINANCIAL CORPORATION
                                       AND

                             SEASIDE INVESTMENTS PLC


                             ---------------------

                                 AUGUST 13, 2004

                             ---------------------




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

TABLE OF CONTENTS

ARTICLE I           CERTAIN DEFINITIONS........................................1
         1.1      Certain Definitions..........................................1

ARTICLE II          PURCHASE AND SALE OF SHARES................................4
         2.1      Purchase and Sale; Purchase Price............................4
         2.2      Execution and Delivery of Documents; The Closing.............4

ARTICLE III          REPRESENTATIONS AND WARRANTIES............................6
         3.1      Representations, Warranties and Agreements of the Target
                  Company......................................................6
         3.2      Representations and Warranties of Seaside....................9

ARTICLE IV          OTHER AGREEMENTS OF THE PARTIES...........................12
         4.1      Manner of Offering..........................................12
         4.2      Notice of Certain Events....................................12
         4.3      Blue Sky Laws...............................................12
         4.4      Integration.................................................13
         4.5      Furnishing of Rule 144(c) Materials.........................13
         4.6      Solicitation Materials......................................13
         4.7      Listing of Common Stock.....................................13
         4.8      Indemnification.............................................13
         4.9      Sale of Seaside Shares......................................15
         4.10     Lock Up by Seaside..........................................15
         4.11     Short Sales.................................................15
         4.12     Liquidation of Consideration Stock..........................16
         4.13     Definitive Certificates.....................................16
         4.14     London Stock Exchange.......................................16
         4.15     Liquidation of Seaside Consideration Shares.................16

ARTICLE V           MISCELLANEOUS.............................................16
         5.1      Fees and Expenses...........................................16
         5.2      Entire Agreement............................................17
         5.3      Notices.....................................................17
         5.4      Amendments; Waivers.........................................18
         5.5      Headings....................................................18
         5.6      Successors and Assigns......................................18
         5.7      No Third Party Beneficiaries................................18
         5.8      Governing Law; Venue; Service of Process....................18
         5.9      Survival....................................................18
         5.10     Counterpart Signatures......................................18
         5.11     Publicity...................................................19
         5.12     Severability................................................19
         5.13     Limitation of Remedies......................................19


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LIST OF SCHEDULES:

Schedule 3.1(a)   Subsidiaries
Schedule 3.1(c)   Capitalization and Registration Rights
Schedule 3.1(d)   Equity and Equity Equivalent Securities
Schedule 3.1(e)   Conflicts
Schedule 3.1(f)   Consents and Approvals
Schedule 3.1(g)   Litigation
Schedule 3.1(h)   Defaults and Violations


LIST OF EXHIBITS:

Exhibit A         Escrow Agreement
Exhibit B         Officer's Certificate
Exhibit C         Registration Rights Agreement



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

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of August 13, 2004, between FastFunds Financial Corporation, a corporation organized and existing under the laws of the State of Nevada (the "Target Company"), and Seaside Investments PLC, a corporation organized under the laws of England and Wales with its offices at 30 Farringdon Street, London EC4A 4HJ ( "Seaside").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Target Company desires to issue and sell to Seaside and Seaside desires to acquire from the Target Company 800,000 shares of the Target Company's common stock, par value $.001 (the "Common Stock") for the Total Purchase Price set forth in Section 2.1(b) below. The consideration to be paid by Seaside for the Common Stock shall be subject to certain downside price protection (the "Downside Price Protection") provided in Section 2 of the Escrow Agreement.

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Target Company and Seaside agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agreement" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "Business Day" means any day except Saturday, Sunday, any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

         "Closing" shall have the meaning set forth in Section 2.2(a) hereof.

         "Closing Bid Price" shall mean the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).


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

         "Closing Date" shall have the meaning set forth in Section 2.2(a) hereof.

         "Closing Price" shall be the Closing Bid Price of the Common Stock on the day of Closing.

         "Common Stock" shall have the meaning in the recital.

         "Consideration Stock" shall have the meaning set forth in Section 2.1(a) hereof.

         "Control Person" shall have the meaning set forth in Section 4.8(a) hereof.

         "Disclosure Documents" means the Target Company's reports filed under the Exchange Act with the SEC.

         "Downside Price Protection" shall have the meaning in the recital.

         "Escrow Agent" means Gottbetter & Partners, LLP, 488 Madison Avenue, 12 Floor, New York, NY 10022; Tel: 212-400-6900; Fax: 212-400-6901.

         "Escrow Agreement" means the escrow agreement, dated the date hereof, by and among the Target Company, Seaside and the Escrow Agent annexed hereto as EXHIBIT A.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "G&P" means Gottbetter & Partners, LLP.

         "HW" means Hunter Wise Financial Group, LLC, and/or Hunter Wise Securities, LLC, a NASD registered Broker/Dealer, 2171 Campus Drive, Suite 200, Irvine, CA 92612; Tel: 949-852-1700; Fax: 949-852-1722, a non-exclusive corporate finance advisor to the Target Company.

         "Indemnified Party" shall have the meaning set forth in Section 4.8(b) hereof.

         "Indemnifying Party" shall have the meaning set forth in Section 4.8(b) hereof.

         "Losses" shall have the meaning set forth in Section 4.8(a) hereof.

         "Material Adverse Effect" shall have the meaning set forth in Section 3.1(a) hereof.

         "Material" shall mean having a financial consequence in excess of $25,000.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Nasdaq" shall mean the Nasdaq Stock Market, Inc.(R)

         "OTCBB" shall mean the NASD over-the counter Bulletin Board(R).


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

         "p" shall mean pence or 1/100th of a British Pound Sterling.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Private  Placement  Memorandum"  shall have the  meaning  set forth in
Section 3.1(l) hereof.

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Registration Rights Agreement" means the Registration Rights Agreement in the form of EXHIBIT C annexed hereto.

         "Seaside" shall have the meaning in the introductory paragraph.

         "Seaside Consideration Shares" shall have the meaning in Section 2.1(c) hereof.

         "Seaside  Escrow  Shares"  means  the  Seaside   Consideration   Shares
deposited into escrow by the Target Company under the terms of the Escrow Agreement in EXHIBIT A.

         "Seaside Protection Shares" means the Seaside Escrow Shares that the Target Company is required to sell to Seaside under the terms of the Escrow Agreement in EXHIBIT A.

         "Seaside Shares" shall mean ordinary shares of 1.0p each in Seaside.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Short Sales" shall have the meaning set forth in Section 4.12 hereof.

         "Subsidiaries" shall have the meaning set forth in Section 3.1(a) hereof.

         "Target Company" shall have the meaning set forth in the introductory paragraph.

         "Total Purchase Price" shall have the meaning set forth in Section 2.1(b) hereof.

          "Trading Day" means (a) a day on which the Common Stock is quoted on Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on Nasdaq, the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).


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

         "Transaction Documents" means this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement.

         "U.S." means the United States.

                                   ARTICLE II

                           PURCHASE AND SALE OF SHARES

         2.1 Purchase and Sale; Purchase Price.

                  (a) Subject to the terms and conditions set forth herein, the Target Company shall issue and sell and Seaside shall purchase Eight Hundred Thousand (800,000) shares of the Target Company's Common Stock (the "Consideration Stock").

                  (b) The total purchase price (the "Total Purchase Price") shall be the number of shares of Consideration Stock multiplied by the average of the Closing Bid Price per share of Common Stock during the ten (10) Trading Days immediately preceding July 30, 2004.

                  (c) The Total Purchase Price shall be paid by delivery to the Target Company of the number of Seaside Shares (the "Seaside Consideration Shares") equal to the Total Purchase Price divided by the conversion rate of the British Pound Sterling to purchase US Dollars as determined below on the July 30, 2004. The Seaside Shares shall have a value of (pound)1 per share. The number of Seaside Shares to be issued will be based on the conversion rate of the British Pound Sterling to the US Dollar in effect as of the close of business on the day preceding the Closing Date, as quoted by Coutts & Co. as the commercial rate it gives to purchase US Dollars. For example, if the effective conversion rate is $1.80/(pound) 1 and the Total Purchase Price is $8,000,000, then the number of Seaside Shares the Target Company will receive shall equal the $8,000,000/$1.80, or 4,444,444 Seaside Shares. The Seaside Consideration Shares shall be subject to the "Downside Price Protection" provided in Section 2 of the Escrow Agreement.


         2.2 Execution and Delivery of Documents; The Closing.

                  (a) The Closing of the purchase and sale of the shares of Consideration Stock (the "Closing") shall take place within sixty (60) days from the date hereof (the "Closing Date"). On the Closing Date,

                           (i) the Target  Company  shall execute and deliver to
the Escrow Agent a certificate in the name of Seaside representing the shares of Consideration Stock;

                           (ii) the Target  Company shall execute and deliver to
Seaside a certificate of its President, in the form of EXHIBIT B annexed hereto, certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Target Company authorizing the Target Company to


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

execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby, provided that the Target Company may execute such certificate upon the execution of this Agreement, in which case it will be held in escrow by the Escrow Agent and delivered at Closing;

                           (iii) Seaside shall execute and deliver to the Escrow
Agent a certificate in the name of the Target Company or a provisional letter of allotment for a trading account in the name of the Escrow Agent representing the Seaside Escrow Shares and a certificate in the name of the Target Company or a provisional letter of allotment for a trading account in the name of Escrow Agent (to be held for the benefit of the Target Company) representing the balance of the Seaside Consideration Shares;

                           (iv) the Target Company and Seaside shall execute and
deliver to each other an executed Registration Rights Agreement in the form annexed hereto as EXHIBIT C, provided that the Target Company and Seaside may execute the Registration Rights Agreement upon the execution of this Agreement, in which case it will be held in escrow by the Escrow Agent and delivered at Closing;

                           (v) the Target Company,  Seaside and the Escrow Agent
shall execute and deliver to each other an executed Escrow Agreement in the form annexed hereto as EXHIBIT A, provided that the Target Company, Seaside and Escrow Agent may execute the Escrow Agreement upon the execution of this Agreement, in which case it will be held in escrow by the Escrow Agent and delivered at Closing;

                           (vi) the Target  Company shall execute and deliver to
HW or its assigns certificates or access to a trading account in the name of HW representing the Consideration Stock and the Seaside Shares owed to HW pursuant to a separate advisory agreement between HW and the Target Company;

                           (vii) Seaside shall execute and deliver to the Escrow
Agent a stock power endorsed in blank relating to the Consideration Stock; and


                           (viii) the Target  Company shall wire the monies owed
to G&P pursuant to Section 5.1 hereof for legal fees with the following wire instructions:

                                    Citibank, N.A.
                                    488 Madison Avenue
                                    New York, NY
                                    ABA Routing No.: 021000089
                                    Account Name: Gottbetter & Partners, LLP
                                    Account No. 49061322
                                    Reference: FastFunds Financial Corporation


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                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations, Warranties and Agreements of the Target Company. The Target Company hereby makes the following representations and warranties to Seaside, all of which shall survive the Closing:

                  (a) Organization and Qualification. The Target Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Target Company has no subsidiaries other than as set forth on SCHEDULE 3.1(A) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Target Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Target Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (b) Authorization, Enforcement. The Target Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Target Company and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the
         Target Company. Each of this Agreement and each of the other Transaction Documents has been or will be duly executed by the Target Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Target Company enforceable against the Target Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth on SCHEDULE 3.1(C). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Target Company by virtue of this Agreement. Except as disclosed in SCHEDULE 3.1(C), there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to securities, rights or obligations convertible


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

         into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Target Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Target Company nor any Subsidiary is in violation of any of the provisions of its Certificate of Incorporation, bylaws or other charter documents.

                  (d) Issuance of Securities. The shares of Consideration Stock have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Target Company enforceable in accordance with their respective terms.

                  (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Target Company and the consummation by the Target Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any consents except those referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Target Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Target Company or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Target Company or its Subsidiaries is bound or affected, except in the case of clause
         (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Target Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

                  (f) Consents and Approvals. Except as specifically set forth in SCHEDULE 3.1(F), neither the Target Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Target Company of this Agreement and each of the other Transaction Documents.

                  (g) Litigation; Proceedings. Except as specifically disclosed in SCHEDULE 3.1(G), there is no Proceeding threatened against or affecting the Target Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents or the shares of Consideration Stock, (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Target


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

         Company to perform fully on a timely basis its obligations under the Transaction Documents.

                  (h) No Default or Violation. Except as set forth in SCHEDULE 3.1(H) hereto, neither the Target Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or
         (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate)
         (a) adversely affect the legality, validity or enforceability of this Agreement, (b) have a Material Adverse Effect or (c) adversely impair the Target Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

                  (i) Disclosure Documents. The Disclosure Documents are accurate in all material respects and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (j) Non-Registered Offering. Neither the Target Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Target Company under circumstances which would require the integration of such offering with the offering of the Consideration Stock under the Securities Act) which might subject the offering, issuance or sale of the Consideration Stock to the registration requirements of Section 5 of the Securities Act.

                  (k) Placing Agent. The Target Company accepts and agrees that Dungarvon Associates, Inc. ("Dungarvon") is acting for Seaside and does not regard any person other than Seaside as its customer in relation to this Agreement, and that it has not made any recommendation to the Target Company, in relation to this Agreement and is not advising the Target Company, with regard to the suitability or merits of the Seaside Shares and in particular Dungarvon has no duties or responsibilities to the Target Company for the best execution of the transaction contemplated by this Agreement.

                  (l) Private Placement Representations. The Target Company (i) has received and carefully reviewed such information and documentation relating to Seaside that the Target Company has requested, including, without limitation, Seaside's Confidential Private Offering Memorandum, dated June 14, 2004 (the "Private Placement Memorandum"); (ii) has had a reasonable opportunity to ask questions of and receive answers from Seaside concerning the Seaside Shares, and all such questions, if any, have been answered to the full satisfaction of the Target Company;
         (iii) has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and risks involved in an investment in the Seaside Shares; (iii) understands that Seaside has determined that the exemption from the registration provisions of the Securities Act, provided by Section 4(2) of the Securities Act is applicable to the offer and sale of the Seaside Shares, based, in part, upon the representations, warranties and agreements made by the Target


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

         Company herein; and (iv) except as provided herein and in the Private Placement Memorandum, no representations or warranties have been made to the Target Company by Seaside or any agent, employee or affiliate of Seaside and in entering into this transaction the Target Company is not relying upon any information, other than the results of independent investigation by the Target Company.

Seaside acknowledges and agrees that the Target Company makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

         3.2 Representations and Warranties of Seaside. Seaside hereby makes the following representations and warranties to the Target Company, all of which shall survive the Closing:

                  (a) Organization; Authority. Seaside is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the shares of Consideration Stock to be purchased by Seaside hereunder has been duly authorized by all necessary action on the part of Seaside. This
         Agreement   has  been  duly  executed  and  delivered  by  Seaside  and constitutes the valid and legally binding obligation of Seaside, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

                  (b) Investment Intent. Seaside is acquiring the shares of Consideration Stock to be purchased by it hereunder, for its own account for investment purposes only and not with a view to or for distributing or reselling such shares of Consideration Stock, or any part thereof or interest therein, without prejudice, however, to Seaside's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such shares of Consideration Stock in compliance with applicable federal and state securities laws.

                  (c) Experience of Seaside. Seaside, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the shares of Consideration Stock to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

                  (d) Ability of Seaside to Bear Risk of Investment. Seaside is able to bear the economic risk of an investment in the Consideration Stock to be acquired by it hereunder and, at the present time, is able to afford a complete loss of such investment.

                  (e) Access to Information. Seaside acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Target Company concerning the terms and conditions of the

         Consideration Stock offered hereunder and the merits and risks of investing in such securities; (ii) access to information about the Target Company and the Target Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Consideration Stock; and
         (iii) the opportunity to obtain such additional information which the Target Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information that it has received about the Target Company.

(f) Reliance. Seaside understands and acknowledges that (i) the shares of Consideration Stock being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Target Company will rely upon the accuracy and truthfulness of, the foregoing representations and Seaside hereby consents to such reliance.

                  (g) Regulation S. Seaside  understands and  acknowledges  that
         (A) the shares of Consideration Stock have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such shares of Consideration Stock have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the shares of Consideration Stock may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption hereunder; and (C) the Target Company is under no obligation to register the shares of Consideration Stock under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

         Seaside is not a U.S. Person and is not acquiring the shares of Consideration Stock for the account of any U.S. Person; (B) no director or executive officer of Seaside is a national or citizen of the United States; and
(C) it is not otherwise deemed to be a "U.S. Person" within the meaning of Regulation S.

         Seaside was not formed specifically for the purpose of acquiring the shares of Consideration Stock purchased pursuant to this Agreement.

         Seaside is purchasing the shares of Consideration Stock for its own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other person has any interest in or participation in the shares of Consideration Stock or any right, option, security interest, pledge or other interest in or to the shares of Consideration Stock. Seaside understands, acknowledges and agrees that it must bear the economic risk of its investment in the shares of Consideration Stock for an indefinite period of time and that prior to any such offer or sale, the Target Company may require, as a condition to effecting a transfer of the shares of Consideration Stock, an opinion of counsel, acceptable to the Target Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

         Seaside will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the shares of Consideration Stock only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The transactions contemplated by this Agreement have neither been pre-arranged with a purchaser who is in the U.S. or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

         The offer leading to the sale evidenced hereby was made in an "offshore transaction." For purposes of Regulation S, Seaside understands that an "offshore transaction" as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the U.S.

         Neither Seaside nor any Affiliate or any Person acting on Seaside's behalf, has made or is aware of any "directed selling efforts" in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the shares of Consideration Stock being purchased hereby.

         Seaside understands that the Target Company is the seller of the shares of Consideration Stock which are the subject of this Agreement, and that, for purpose of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Seaside agrees that Seaside will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the shares of Consideration Stock other than to a non-U.S. Person.

         Seaside acknowledges that the shares of Consideration Stock will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO

AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

THE SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED PURSUANT TO THE TERMS OF A STOCK PURCHASE AGREEMENT, DATED AUGUST 13, 2004, BETWEEN THE COMPANY AND SEASIDE INVESTMENTS PLC, A COPY OF WHICH IS AVAILABLE UPON REQUEST.

The Target Company acknowledges and agrees that Seaside makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Manner of Offering. The Consideration Stock being issued pursuant to section 4(2) of the Securities Act and Regulation S thereunder. The Seaside Consideration Shares are being issued pursuant to section 4(2) of the Securities Act.

         4.2 Notice of Certain Events. The Target Company shall, on a continuing basis, (i) advise Seaside promptly after obtaining knowledge of, and, if requested by Seaside, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the shares of Consideration Stock, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Target Company in Section 3.1 or in the Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Consideration Stock under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Consideration Stock under any such laws, and use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         4.3 Blue Sky Laws. The Target Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Target Company to sell the shares of Consideration Stock to Seaside.

         4.4 Integration. The Target Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the shares of Consideration Stock in a manner that would require the registration under the Securities Act of the sale of the shares of Consideration Stock to Seaside.

         4.5 Furnishing of Rule 144(c) Materials. The Target Company shall, for so long as any of the Consideration Stock remain outstanding and during any period in which the Target Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Consideration Stock in connection with any sale thereof and any prospective purchaser of such Consideration Stock from such Person, such information in accordance with Rule 144(c) promulgated under the Securities Act as is required to sell the Consideration Stock under Rule 144 promulgated under the Securities Act.

         4.6 Solicitation Materials. The Target Company shall not (i) distribute any offering materials in connection with the offering and sale of the shares of Consideration Stock other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the shares of Consideration Stock by means of any form of general solicitation or advertising.

         4.7 Listing of Common Stock. If the Common Stock is or shall become listed on the OTCBB or on another exchange, the Target Company shall (a) use its best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until four (4) years from the date hereof, and (b) shall provide to Seaside evidence of such listing. Notwithstanding the foregoing, the Target Company may voluntarily cease to be listed on the OTCBB at such time as the Target Company becomes listed on another exchange.

         4.8 Indemnification.

                  (a) Indemnification

                           (i) The Target Company shall, notwithstanding termination of this Agreement and for a period of six (6) years, indemnify and hold harmless Seaside and its officers, directors, agents, employees and Affiliates, each Person who controls or Seaside (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "Control Person") and the officers, directors, agents, employees and Affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Target Company under this Agreement or any other Transaction Document.

                           (ii) Seaside shall, notwithstanding termination of this Agreement and for a period of six (6) years, indemnify and hold harmless the Target Company, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by Seaside under this Agreement or the other Transaction Documents, except for Losses solely arising out of negligence, bad faith or breach of this Agreement by the Target Company.

                           (iii) The Target Company and Seaside acknowledge that in the SEC's opinion, directors, officers and persons controlling a company subject to the Securities Act can not be indemnified for liabilities arising under the Securities Act by such company.

                  (b) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

         No right of indemnification under this Section shall be available as to a particular Indemnified Party if the Indemnifying Party obtains a non-appealable final judicial determination that such Losses arise solely out of the negligence, breach of agreement or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

                  (c) Contribution.  If a claim for  indemnification  under this
         Section is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified
         Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

                  (d) Non-Exclusivity. The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

         4.9 Sale of Seaside Consideration Shares. Seaside shall assist the Target Company in setting up and maintaining a trading account at a registered broker in the United Kingdom to facilitate the sale of the Seaside Consideration Shares. Broker's commissions in the trading account shall not exceed one half percent (0.5%).

         4.10 Lock Up by Seaside. Seaside shall not sell, transfer or assign all or any of the shares of Consideration Stock for a period of one (1) year following the Closing, without the written consent of the Target Company, which consent may be withheld in the Target Company's sole discretion.

         4.11 Short Sales. Seaside agrees it will not enter into any Short Sales (as hereinafter defined) until the date that Seaside no longer owns the shares of Consideration Stock. For purpose hereof, a "Short Sale" shall mean a sale of Common Stock by Seaside that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock by Seaside.

         4.12 Liquidation of Consideration Stock. Commencing on the date occurring one (1) year after the Closing, Seaside may sell its shares of Consideration Stock at a monthly rate no greater than an amount equal to fifteen percent (15%) of the Target Company's prior month's trading volume, provided, however, that Seaside may execute block trades of 50,000 or more shares of Consideration Stock and such sales shall not count toward the fifteen percent (15%) limitation on the rate of liquidation. Seaside shall use the proceeds from these liquidations to re-purchase Seaside Shares in the marketplace.

         4.13 Definitive Certificates. The definitive certificates evidencing the shares of Consideration Stock shall be held at the office of the Secretary of Seaside if and when the Consideration Stock is received from the Escrow Agent pursuant to the Escrow Agreement and shall remain with the Secretary until one
(1) year from the date hereof.

         4.14  London  Stock  Exchange.   Seaside  shall  register  the  Seaside
Consideration Shares for trading on the London Stock Exchange PLC by September 30, 2004.

         4.15 Liquidation of Seaside Consideration Shares. Commencing with the month during which Seaside Shares are accepted for trading on the London Stock Exchange PLC, and during each calendar month thereafter, Target Company may shall its shares of Seaside Consideration Shares at a monthly rate that is no greater than ten percent (10%) of the total of the Seaside Consideration Shares (the "Sales Allowance"). Any unused portion of the Sales Allowance during any month may be carried over to subsequent months. The Seaside Escrow Shares, after they have been distributed to the Target Company, may be sold without restriction.

                                   ARTICLE V

                                  MISCELLANEOUS

         5.1 Fees and Expenses. Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Target Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the shares of Consideration Stock pursuant hereto. Seaside shall be responsible for any taxes payable by Seaside that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. The Target
Company agrees to pay $7,500 to G&P for legal fees associated with the transactions contemplated by this Agreement at Closing. The Target Company shall pay all fees owed to HW pursuant to a separate advisory agreement between Hunter Wire and the Target Company. The Target Company shall pay all costs, expenses, fees and all taxes incident to and in connection with: (A) the issuance and delivery of the Consideration Stock, (B) the exemption from registration of the

Consideration Stock for offer and sale to Seaside under the securities or Blue Sky laws of the applicable jurisdictions, and (C) the preparation of certificates for the Consideration Stock (including, without limitation, printing and engraving thereof), and (D) all fees and expenses of counsel and accountants of the Target Company.

         5.2 Entire Agreement This Agreement, together with all of the Exhibits and Schedules annexed hereto, and any other Transaction Document contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

         5.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon facsimile transmission (with written transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

              If to the Target Company:    FastFunds Financial Corporation
                                           11100 Wayzata Blvd., Ste. 111
                                           Minnetonka, MN 55305
                                           Attn:  President and CEO
                                           Tel:   (952) 541-0455
                                           Fax:   (    )

              With copies to:              William M. Mower, Esq.
                                           Maslon Edelman Borman & Brand, LLP
                                           3300 Wells Fargo Center
                                           90 South Seventh Street
                                           Minneapolis, MN  55402
                                           Tel:  (612) 672-8358
                                           Fax:  (612) 642-8358

              If to Seaside:               Seaside Investments PLC
                                           30 Farringdon Street
                                           London EC4A 4HJ
                                           Attn: Harry Pearl
                                           Tel: 44.207.569.0044
                                           Fax: 44.207.724.0090

              With copies to:              Gottbetter & Partners, LLP
                                           488 Madison Avenue, 12th Floor
                                           New York, NY 10022
                                           Attn:  Adam S. Gottbetter, Esq.
                                           Tel:  (212) 400-6900
                                           Fax:  (212) 400-6901

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 5.3.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Target Company and Seaside, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         5.8 Governing Law; Venue; Service of Process. The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits, or any other Transaction Document shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. If and only if New York declines jurisdiction within the State of New York, such action shall be brought in the State and County where the Target Company's principal place of business is situated. Service of process in any action by Seaside or the Target Company to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the other party at its principal address set forth in this Agreement.

         5.9 Survival. The representations and warranties of the Target Company and Seaside contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article V shall survive the Closing.

         5.10 Counterpart Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Publicity. The Target Company and Seaside shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Target Company will not disclose to any third party (excluding its legal counsel, accountants and representatives) the name of Seaside.

         5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Limitation of Remedies. With respect to claims by the Target Company or any person acting by or through the Target Company, or by Seaside or any person acting through Seaside, for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.

                           [ SIGNATURE PAGE FOLLOWS ]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                                         Target Company:

                                         FastFunds Financial Corporation


                                         By: /s/ Ijaz Anwar
                                             ------------------------------
                                             Name:  Ijaz Anwar
                                             Title: President



                                         Seaside:

                                         Dungarvon Associates, Inc. on behalf of
                                         Seaside Investments Plc.


                                         By: /s/
                                             ------------------------------
                                             Name:
                                                  -------------------------
                                             Title:
                                                   ------------------------

Pursuant to Item 601(b) of Regulation S-K, certain Schedules have been omitted from this Agreement. The Registrant will furnish a copy of any omitted Schedule to the Commission upon request.

Schedules:
Schedule 3.1(a)   Subsidiaries
Schedule 3.1(c)   Capitalization and Registration Rights
Schedule 3.1(d)   Equity and Equity Equivalent Securities
Schedule 3.1(e)   Conflicts
Schedule 3.1(f)   Consents and Approvals
Schedule 3.1(g)   Litigation
Schedule 3.1(h)   Defaults and Violations


The following Exhibits have been omitted, but are filed as a separate exhibits to this Form 8-K:

Exhibit A
Exhibit C

                                    EXHIBIT B

                         FASTFUNDS FINANCIAL CORPORATION

                              OFFICER'S CERTIFICATE


         I, Ijaz Anwar, being the President of FastFunds Financial Corporation, a Nevada corporation (the "Target Company"), pursuant to Section 2.2(a)(ii) of that certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of August 13, 2004, by and between the Target Company and Seaside Investments PLC, do hereby certify on behalf of the Target Company that attached hereto is a copy of the resolutions duly adopted by the Board of Directors of the Target Company authorizing the Target Company to execute and deliver the Transaction Documents, as such term is defined in the Purchase Agreement and to enter into the transactions contemplated thereby.

         IN WITNESS WHEREOF, I have executed this Officer's Certificate on behalf of the Target Company this 13th day of August, 2004.

                                               FASTFUNDS FINANCIAL CORPORATION


                                               By:
                                                   ---------------------------
                                                   Ijaz Anwar, President



                                      B-1